Exhibit 10.3
EXHIBIT A
WARRANT
Neither this security nor the securities for which this security is exercisable have been registered with the Securities and Exchange Commission or the securities commission of any state. These securities are issued in reliance upon an exemption from registration under the Securities Act of 1933 (the “Securities Act”), and, accordingly, may not be offered or sold except pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in accordance with applicable state securities laws as evidenced by a legal opinion of counsel to the transferor to such effect, the substance of which shall be reasonably acceptable to the company.
COMMON STOCK PURCHASE WARRANT
To purchase up to 100,000 shares of common stock of
iMEDIA INTERNATIONAL, INC.
Dated : February 2, 2010
     This common stock purchase warrant (the “ Warrant ”) certifies that, for value received, Sawtooth Properties, LLLP. (the “ Holder ”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date given above (the “ Initial Exercise Date ”) and by the close of business on the third anniversary of the Initial Exercise Date (the “ Termination Date ”) but not thereafter, to subscribe for and purchase from iMedia International, Inc., a Delaware corporation (the “ Company ”), up to 100,000 shares (the “ Warrant Shares ”) of common stock, par value $0.001 per share, of the Company (the “ Common Stock ”), as calculated based the total investment amount per the related Securities Purchase Agreement of the same date. The purchase price of one share of Common Stock under this Warrant is equal to the Exercise Price, as defined in Section 2(a).
1. Definitions . Capitalized terms used and not otherwise defined in this Warrant have the same meanings ascribed to them in the Securities Purchase Agreement (the “ Purchase Agreement ”), dated April 10, 2008, by and between the Company and the Holder as Purchaser.
2. Exercise.
(a) Exercise Price . The exercise price of the Common Stock under this Warrant is $0.50, or price at the end of day of trading of funding, whichever is less (as of 2/2/10 that is 1 cent).
(b) Exercise of Warrant . The Holder may exercise the purchase rights represented by this Warrant at any time from the Initial Exercise Date until 5:00 p.m., Pacific Standard Time, on the Termination Date by delivering to the Company (i) a duly executed facsimile copy of the annexed Exercise Notice (attached hereto as Exhibit A) no less than 61 days prior to the exercise date designated therein, and (ii) no later than 5 Trading Days after the exercise date designated in the Exercise Notice delivered to the Company, (A) this Warrant, and (B) payment to the Company of the aggregate Exercise Price for the number of Warrant Shares being purchased by the Holder in connection with such Exercise Notice (the “ Exercise Amount ”). For the purposes hereof, “Trading Day” shall mean any day on which the New York Stock Exchange is open for trading.
(c) Exercise limitations .
(i) The Holder may not exercise any portion of this Warrant if, immediately after the Warrant Shares are issued, the Holder (together with the Holder’s affiliates) would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined below) . For the purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates includes the number of shares of Common Stock issuable upon the exercise of this Warrant, but excludes the number of shares of

Common Stock that would be issuable upon (i) the Holder’s exercise of the remaining, unexercised portion of this Warrant and (ii) the Holder’s or its affiliates’ exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company that the Holder or any of its affiliates own beneficially. Except as set forth in the foregoing sentence, for the purposes of this Section 2(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities and Exchange Act of 1934, as amended (the “ Exchange Act ”). The “ Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(c)(i) or may waive the application of the Beneficial Ownership Limitation of this Section 2(c)(i) altogether until any subsequent election under this Section 2(c)(i). Any such increase, decrease or waiver will not be effective until the 61 st day after such notice is delivered to the Company and shall only apply to such Holder and no other Holder. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.
(ii) The Holder acknowledges that the Company is not representing to the Holder that the calculation described in Section 2(c) complies with Section 13(d) of the Exchange Act, and the Holder is solely responsible for any schedules required to be filed in accordance with the Exchange Act. The determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder and its affiliates) is in the sole discretion of the Holder, and the submission of an Exercise Notice is deemed to be the Holder’s declaration that the Holder has determined that this Warrant is exercisable as set out in the Exercise Notice and subject to the limitations in this Section 2(c). The Company is not obliged to verify or confirm the accuracy of the Holder’s determination.
(iii) For the purposes of this Section 2(c), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in the most recent of (A) the latest filed of the Company’s Form 10-QSB and Form 10-KSB, (B) a public announcement by the Company stating the number of shares of Common Stock outstanding, or (C) any other notice by the Company or the Company’s transfer agent stating the number of shares of Common Stock outstanding. Within two Trading Days of the Holder’s written request to the Company, the Company shall confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.
(d) Payment. Payment may be made either in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price for the number of shares of Common Stock specified in the Exercise Notice (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Warrant), and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock determined as provided herein.
(e) Authorization of Warrant Shares. The Company will issue all Warrant Shares as duly authorized, validly issued, fully paid and non-assessable, and free from all taxes, liens and charges (other than taxes in respect of any transfer occurring contemporaneously with the issue).
(f) Delivery of certificates upon exercise. The Company will instruct its transfer agent to deliver certificates for Warrant Shares to the Holder to the address specified by the Holder in the Exercise Notice within 5 Trading Days from the later of (A) 61 days following the Company’s receipt of the Exercise Notice, (B) the Holder’s surrender of this Warrant, and (C) the Company’s receipt of the Exercise Amount as set out in Section 2(b) (the “ Warrant Share Delivery Date ”). This Warrant shall be deemed to have been exercised on the later of (1) the date the Exercise Amount is received by the Company and (2) 61 days following the Company’s receipt of the Exercise Notice (the ” Exercise Date ”); and the Warrant Shares shall be deemed to have been issued, and the Holder shall be deemed to have become a holder of record of the shares for all purposes, on the Exercise Date.

(g) Delivery of new Warrants upon exercise . If this Warrant is exercised in part, the Company, when it instructs its transfer agent to deliver the certificate or certificates representing Warrant Shares, will deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares, identical in all other respects with this Warrant.
(h) Rescission rights . If the Company fails to instruct its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 2(h) by the Warrant Share Delivery Date, then the Holder may rescind the exercise.
(i) No fractional shares or scrip . No fractional shares or scrip representing fractional shares may be issued upon the exercise of this Warrant. If the Holder would otherwise be entitled to fractional shares upon the exercise, the Company will pay a cash adjustment in respect of the fraction in an amount equal to the fraction multiplied by the Exercise Price.
(j) Charges, taxes and expenses . The Company will issue certificates for Warrant Shares in the name of the Holder and will not charge the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of the certificate.
(k) Closing of books . The Company will not close its stockholder books or records in any manner that prevents the timely exercise of this Warrant.
3. Certain Adjustments .
(a) Stock dividends and splits . If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend or otherwise makes a distribution on shares of its Common Stock or any other Common Stock equivalent (which, for avoidance of doubt, does not include any shares of Common Stock issued by the Company pursuant to this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Exercise Price must be multiplied by a fraction of which the numerator is the number of shares of Common Stock (excluding treasury shares, if any) outstanding before the event and of which the denominator is the number of shares of Common Stock outstanding after the event, and the number of shares issuable upon exercise of this Warrant must be proportionately adjusted by this fraction. Any adjustment made pursuant to this Section 3(a) is effective immediately after the record date for the determination of stockholders entitled to receive the dividend or distribution and is effective immediately after the effective date in the case of a subdivision, combination or reclassification.
(b) Fundamental Transaction . If, at any time while this Warrant is outstanding, (i) the Company merges or consolidates with or into another person, (ii) the Company sells all or substantially all of its assets in one or a series of related transactions, (iii) any person completes a tender offer or exchange offer by which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company reclassifies its Common Stock or completes any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (any such case, a “ Fundamental Transaction ”), then, upon any subsequent conversion of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issued upon the exercise absent the Fundamental Transaction, the same consideration as the Company has given its other holders of its Common Stock for the conversion of their Common Stock outstanding at the time of the Fundamental Transaction (the “ Alternate Consideration ”). Any successor to the Company or surviving entity in a Fundamental Transaction must issue to the Holder a new warrant consistent with the foregoing provisions with evidence of the Holder’s right to exercise the warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is completed must include terms requiring the successor or surviving entity to comply with the provisions of this Section 3(b) and ensuring that this Warrant (or any replacement security) is similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(c) Calculations . All calculations under this Section 3 must be made to the nearest cent or the nearest 1/100 th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time does not include shares of Common Stock owned or held by or for the account of the Company. For the purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date is the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.
(d) Notice to Holders . If the Company makes adjustments under this Section 3, the Company will promptly mail to the Holder a notice containing a description of the event that required the adjustment. If the Company proposes any transaction that affects the rights of the holders of its Common Stock, then the Company will notify the Holder of the proposal at least twenty days before the record date set for the transaction.
4. Warrant register . The Company will register this Warrant on its warrant register and will treat the registered Holder as the absolute owner for all purposes.
5. Miscellaneous .
(a) Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a “ Transferor ”). On the surrender for exchange of this Warrant, with the Transferor’s endorsement in the form of Exhibit Battached hereto (the “ Transferor Endorsement Form ”) and together with an opinion of counsel reasonably satisfactory to the Company to the effect that the transfer of this Warrant will be in compliance with applicable securities laws, the Company at its expense, but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a “ Transferee ”), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor. No such transfers shall result in a public distribution of the Warrant.
(b) No rights as shareholder until Exercise Date . This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company before the Exercise Date. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Company will issue the Warrant Shares to the Holder as the record owner of the Warrant Shares as of the close of business on the Exercise Date.
(c) Loss, Theft, Destruction or Mutilation of Warrant . Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of the Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of the cancellation, in lieu of the Warrant or stock certificate.
(d) Saturdays, Sundays, Holidays . If the last date for taking any action under this Warrant falls on a Saturday, Sunday or a legal holiday, then the action may be taken on the next succeeding Trading Day.
(e) Authorized Shares .
(i) While the Warrant is outstanding, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant constitutes full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that the Warrant Shares are issued as provided without a violation of any applicable law or regulation or of any requirements of the trading market upon which the Common Stock may be listed or quoted.
(ii) Unless waived or consented to by the Holder, the Company will not by any action avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in carrying out all of its terms and take whatever action is necessary or appropriate to protect the rights of the Holder under this Warrant from impairment.
(f) Jurisdiction . All questions concerning the construction, validity, enforcement and interpretation of this Warrant will be determined in accordance with the provisions of the Purchase Agreement.
(g) Restrictions . The Holder acknowledges that the Holder’s sale or transfer of the Warrant Shares, if not registered, will be subject to restrictions upon resale imposed by state and federal securities laws.
(h) No waiver . No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder will operate as a waiver of the right or otherwise prejudices the Holder’s rights, powers or remedies.
(i) Notice . Any notice, request or other document required or permitted to be given or delivered by either party to the other must be delivered in accordance with the notice provisions of the Purchase Agreement.
(j) Successors and Assigns . Subject to applicable securities laws, this Warrant inures to the benefit of and binds the successors and permitted assigns of the Company and the Holder.
(k) Amendment . Any amendment of this Warrant must be in writing and signed by both the Company and the Holder.
(l) Severability . Wherever possible, each provision of this Warrant will be interpreted under applicable law, but if any provision of this Warrant is prohibited by or invalid under applicable law, the provision will be ineffective to the extent of the prohibition or invalidity without invalidating the remaining provisions of this Warrant.
(m) Headings . The headings used in this Warrant are for the convenience of reference only and are not, for any purpose, deemed a part of this Warrant.
IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.
Dated: February 2, 2010

iMEDIA INTERNATIONAL, INC.
By:	/s/ HENRY D. WILLIAMSON
	Name:	Henry D. Williamson
	Title:	Chief Executive Officer

EXHIBIT A
EXERCISE NOTICE
(To be signed only upon exercise of Warrant)
TO: iMedia International, Inc.
The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase shares of the Common Stock covered by such Warrant on , which date shall be no earlier than 61 days after the date on which this Exercise Notice is delivered to the Company.
The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant, which is an aggregate of $______________________, in lawful money of the United States.
The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ____________ whose address is _______________.
The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from registration under the Securities Act.

Dated:

(Signature must conform to name of holder as specified on the face of the Warrant)

EXHIBIT B
FORM OF TRANSFEROR ENDORSEMENT
(To be signed only upon transfer of Warrant)
     For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of iMEDIA INTERNATIONAL, INC. to which the within Warrant relates specified under the headings “Percentage Transferred” and “Number Transferred,” respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of iMEDIA INTERNATIONAL, INC. with full power of substitution in the premises.

Transferees	Percentage Transferred	Number Transferred

Dated: ,

(Signature must conform to name of holder as
specified on the face of the arrant)

Signed in the presence of:

(Name)	(address)

ACCEPTED AND AGREED:
[TRANSFEREE]

(Name)	(address)